Subsequent events	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
Subsequent events

21. Subsequent events

On August 9, 2018, the Company’s board of directors approved a share repurchase program that enables the Company to repurchase up to $ 75 million of its shares effective immediately and expiring in one year. The timing and number of shares repurchased will depend on a variety of factors, including price, general business and market conditions, and alternative investment opportunities.

The Company is not obligated to acquire any specific number of shares and the repurchase program may be suspended, terminated or modified at any time for any reason.

Up to October 2018, the Company has repurchased 1,545 thousand shares for $ 26 million.